SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                         --------------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) April 13, 2001 (April 12, 2001)
                                                 ------------------------------

                              CORECOMM LIMITED
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


  Delaware                           000-31359                 23-3032245
-------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                    File Number)         Identification No.)


110 East 59th Street, New York, New York                         10022
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:        (212) 906-8485
                                                            -------------------

                                    N/A
-------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




Item 5.           Other Events.

         On April 12, 2001, CoreComm Limited (the "Company") issued a press release announcing that it completed financing arrangements in the amount of $80 million.

         The press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated by reference in this Form 8-K. Exhibits 3.1, 3.2, 4.1, 4.2, 4.3, 4.4, 10.1, 10.2 and 10.3 are incorporated by reference in this Form 8-K.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits.

         3.1 Certificate of Amendment to the Restated Certificate of Incorporation of CoreComm Limited filed with the Secretary of State of the State of Delaware on April 12, 2001.

         3.2 Certificate of Amendment to the Certificate of Designation governing the 8.5% Senior Convertible Preferred Stock, Series A-1 of CoreComm Limited filed with the Secretary of State of the State of Delaware on April 12, 2001.

         4.1 Amended and Restated Registration Rights Agreement by and between CoreComm Limited and Chase Securities Inc., dated as of December 15, 2000, as amended and restated as of April 12, 2001.

         4.2 Amendment No. 1, dated as of April 12, 2001, to the Registration Rights Agreement by and between CoreComm Limited and Booth American Company, dated as of September 28, 2000.

         4.3 Registration Rights Agreement by and between CoreComm Limited and NTL Incorporated, dated as of April 12, 2001.

         4.4 Amendment No. 1, dated as of April 12, 2001, to the Rights Agreement by and between CoreComm Limited and Continental Stock Transfer & Trust Company, dated as of September 29, 2000.

         10.1 Credit Agreement, dated as of September 28, 2000, as amended and restated as of April 11, 2001, by and among CoreComm Communications, Inc., CoreComm Limited, CoreComm Holdco, Inc., the Lenders party thereto and The Chase Manhattan Bank, as Administrative Agent and Collateral Agent.

         10.2 10.75% Unsecured Convertible PIK Note due April 12, 2011 of CoreComm Limited and CoreComm Holdco, Inc., dated April 12, 2001, issued to Booth American Company.

         10.3 10.75% Unsecured Convertible PIK Note due April 12, 2011 of CoreComm Limited and CoreComm Holdco, Inc., dated April 12, 2001, issued to NTL Incorporated.

         99.1     Press Release, dated April 12, 2001.




                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CORECOMM LIMITED

Dated:   April 13, 2001               By: /s/ Richard J. Lubasch
                                         -----------------------------
                                         Name:   Richard J. Lubasch
                                         Title:  Senior Vice President,
                                                 General Counsel and Secretary


                               EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

3.1 Certificate of Amendment to the Restated Certificate of Incorporation of CoreComm Limited filed with the Secretary of State of the State of Delaware on April 12, 2001.

3.2 Certificate of Amendment to the Certificate of Designation governing the 8.5% Senior Convertible Preferred Stock, Series A-1 of CoreComm Limited filed with the Secretary of State of the State of Delaware on April 12, 2001.

4.1 Amended and Restated Registration Rights Agreement by and between CoreComm Limited and Chase Securities Inc., dated as of December 15, 2000, as amended and restated as of April 12, 2001.

4.2 Amendment No. 1, dated as of April 12, 2001, to the Registration Rights Agreement by and between CoreComm Limited and Booth American Company, dated as of September 28, 2000.

4.3 Registration Rights Agreement by and between CoreComm Limited and NTL Incorporated, dated as of April 12, 2001.

4.4 Amendment No. 1, dated as of April 12, 2001, to the Rights Agreement by and between CoreComm Limited and Continental Stock Transfer & Trust Company, dated as of September 29, 2000.

10.1 Credit Agreement, dated as of September 28, 2000, as amended and restated as of April 11, 2001, by and among CoreComm Communications, Inc., CoreComm Limited, CoreComm Holdco, Inc., the Lenders party thereto and The Chase Manhattan Bank, as Administrative Agent and Collateral Agent.

10.2 10.75% Unsecured Convertible PIK Note due April 12, 2011 of CoreComm Limited and CoreComm Holdco, Inc., dated April 12, 2001, issued to Booth American Company.

10.3 10.75% Unsecured Convertible PIK Note due April 12, 2011 of CoreComm Limited and CoreComm Holdco, Inc., dated April 12, 2001, issued to NTL Incorporated.

99.1              Press Release, dated April 12, 2001.